UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2019 (July 12, 2019)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(g) of the Act:

None

(Title of class)

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 1, 2019, NN, Inc. (the “Company”) announced that Thomas C. Burwell, Jr., the Company’s Senior Vice President, Chief Financial Officer and Treasurer, would be departing the Company following an orderly transition period. Mr. Burwell resigned his position as Senior Vice President, Chief Financial Officer and Treasurer of the Company effective July 12, 2019.

In connection therewith, the Company and Mr. Burwell entered in a separation agreement and release dated July 12, 2019 (the “Separation Agreement”). Subject to the expiration of a seven-day revocation period, Mr. Burwell will receive the sum of $426,787, which will be paid over the thirteen months following his retirement. Further, any unvested options to purchase shares of common stock and unvested shares of restricted stock owned by Mr. Burwell will vest, and the exercise period for his options to purchase shares of common stock will be extended to July 12, 2021. In consideration of the payments and benefits provided under the Separation Agreement, Mr. Burwell agreed to certain confidentiality, non-competition and non-solicitation restrictions as well as other restrictive covenants and provided a global release of all claims.

The foregoing description of the terms of the Separation Agreement is only a summary and is qualified in its entirety by the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

Exhibit No.	Description

10.1	Separation Agreement and Release, dated as of July 12, 2019, by and between NN, Inc. and Thomas C. Burwell, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2019

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel